UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2018

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.

(b) As previously disclosed, on May 18, 2018, Rex Energy Corporation (the “Company”) and certain of its wholly owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Pennsylvania (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being administered under the caption In re R.E. Gas Development, LLC, Case No. 18-22032 (JAD).

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, on July 25, 2018, the Debtors filed with the Bankruptcy Court (i) a proposed chapter 11 plan for the resolution of the outstanding claims against and interests in the Debtors pursuant to the Bankruptcy Code (the “Plan”), (ii) a related proposed disclosure statement (the “Proposed Disclosure Statement”) and (iii) a motion seeking an order approving the Disclosure Statement and solicitation procedures for the Plan. The Plan and the Disclosure Statement were subsequently amended. The Disclosure Statement and the solicitation procedures were approved by an order of the Bankruptcy Court entered on September 17, 2018. A copy of the approved Disclosure Statement is attached hereto as Exhibit 2.1. Following a subsequent period of solicitation of votes on the Plan, the Bankruptcy Court entered an order confirming the Plan on October 16, 2018 (the “Confirmation Order”). A copy of the Confirmation Order is attached hereto as Exhibit 2.2. The Effective Date (as defined in the Plan) is currently expected to occur on or about October 31, 2018.

Pursuant to the Plan, only holders of the Company’s 1.00%/8.00% Senior Secured Second Lien Notes due 2020 (the “Prepetition Second Lien Notes”) are entitled to distributions. The Prepetition Second Lien Notes will be deemed cancelled on the Effective Date (as defined in the Plan) other than for purposes of receiving distribution(s) per the terms of the Plan. Further, the Company’s common stock and preferred stock and the notes evidencing the Company’s unsecured 8.875% Senior Notes due 2020 and 6.250% Senior Notes due 2022 (the “Unsecured Notes”) will be cancelled on the Effective Date (as defined in the Plan) and holders of such notes, common stock and preferred stock will receive no consideration on account of their claims or interests in the Company pursuant to the terms of the Plan. As previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on August 27, 2018, holders of Unsecured Notes as of the established record date (October 20, 2018) will receive one distribution on November 5, 2018 on account of their claims pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) by and between the Debtors and PennEnergy Resources, LLC (the “Buyer”), dated August 24, 2018, as amended by that certain Amendment to the Purchase Agreement, dated September 28, 2018, by and between the Debtors and the Buyer. The Unsecured Notes will be deemed cancelled as of the Effective Date but will remain in place solely for purposes of receiving the aforementioned distribution.

As previously reported in Item 2.01 of the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 1, 2018, in accordance with the terms of the Purchase Agreement, on September 28, 2018, the Debtors consummated the sale transaction pursuant to which the majority of the Debtors’ assets have been transferred to the Buyer (the “Sale”). The remaining assets of the Company will be either liquidated or abandoned pursuant to the terms of the Plan as part of the wind down process.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) In connection with the consummation of the Sale described in Item 1.03 of this Current Report on Form 8-K, Thomas C. Stabley resigned as the Company’s President and Chief Executive Officer, effective as of September 28, 2018, but remains a director of the Company. Effective as of September 28, 2018, Curtis J. Walker, the Company’s current Chief Financial Officer, is serving as the Company’s principal executive officer during the wind down process, in addition to his existing roles as principal financial officer and principal accounting officer. The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mr. Walker is incorporated by reference to such information set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2018. In addition, effective as of September 28, 2018, Robert W. Ovitz resigned as the Company’s Chief Operating Officer in connection with the consummation of the Sale. The resignations of Messrs. Stabley and Ovitz are not the result of any disagreement with the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements in this Report that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently. These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to implement the Plan; the timing of the Effective Date of the Plan; the timing of distributions to the holders of the claims pursuant to the terms of the Plan; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as it may be amended, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, as it may be amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

2.1	Disclosure Statement and Amended Plan of Liquidation (solicitation version)

2.2	Confirmation Order and Amended Plan of Liquidation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: October 22, 2018	By:	/s/ Curtis J. Walker
Name: Curtis J. Walker
Title: Chief Financial Officer